Third Quarter 2019 Earnings Slides November 5, 2019

Forward-Looking Statements This presentation includes forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Such forward looking statements are subject to certain risks, trends, and uncertainties that could cause actual results to differ materially from those projected, expressed or implied by such forward-looking statements. Many of these risk factors are outside of the company’s control, and as such, they involve risks which are not currently known to the company that could cause actual results to differ materially from forecasted results. Factors that could cause or contribute to such differences include those matters disclosed in the company’s Securities and Exchange Commission filings. The forward-looking statements in this document are made as of the date hereof and the company does not undertake to update its forward-looking statements. 2

Q3 2019 Highlights Revenues Highlights Fundamentals $701.9 $612.4 • Revenue growth +15% (7% excluding • Repurchased $119.7 million of KAR 88.3 85.4 purchased vehicles) stock in Q3 2019 • Authorized share repurchase of up to 613.6 • Operating Adjusted EPS +9% KAR 527.0 $300 million of KAR stock through 2021 • Adjusted EBITDA +2% 2018 2019 • Revenue +16% (8% excluding purchased • Off-lease supply driving volume growth vehicles) • Revenue per unit growth largely due to ancillary services growth AFC • Total volume growth +9% (7% excluding 13% • Adjusted EBITDA decline due to ADESA acquisitions) continued TradeRev rollout. TradeRev • Physical auction RPU +$43 volumes increased ~34% Q3 2019 ADESA • Adjusted EBITDA -2% (47,000) vs Q3 2018 (35,000) 87% AFC • Revenue +3% • Credit losses expected to remain below 13% • Revenue per LTU +$3 2% annually • Provision for credit losses as a percent of AFC managed receivables 1.7% ADESA 87% • Adjusted EBITDA +5% 3

2019 Outlook ANNUAL GUIDANCE (in millions, except per share amounts) 2019 Low 2019 High Net income from continuing operations $101.8 $115.8 Add back: Income tax expense $39.0 $45.0 Interest expense, net of interest income $187.0 $187.0 Depreciation and amortization $185.0 $185.0 EBITDA $512.8 $532.8 Total Adjusted EBITDA addbacks, net ($2.8) ($2.8) Adjusted EBITDA $510.0 $530.0 Effective tax rate 28% 28% Net income from continuing operations per share – diluted $0.77 $0.87 Capital expenditures $160.0 $160.0 Cash taxes $50.0 $50.0 Cash interest on corporate debt $110.0 $110.0 Operating adjusted net income from continuing $1.12 $1.22 operations per share - diluted Weighted average diluted shares 133 133 4

Clear Shareholder Friendly Capital Allocation History Strategic Share Capex Dividends Investments Repurchases • Historically ~20% of • 40%-50% of FCF • Targeted acquisitions • Tool for managing cash Adjusted EBITDA, plus • Highlights consistency & • Complementary and leverage strategic investments strength of free cash flow technology • New geographies PRIORITIES 2017 $101mm Spent $175mm Paid $73mm Acquisitions $150mm Repurchased • Technology $68mm • $1.28 per share paid • DRIVIN (Data Analytics) • 3.3mm shares • Physical $33mm • DAS (Transportation) repurchased • TradeRev (Online Sales) • $270mm authorization remaining 2018 $133mm Spent $188mm Paid $45mm Acquisitions $150mm Repurchased • Technology $85mm • $1.40 per share paid • STRATIM (Mobility) • 2.7mm shares • Physical $48mm • Clearplan (Repossessions) repurchased • $120mm authorization remaining 2019 $128mm Spent $140mm Paid $121mm Acquisitions $120mm Repurchased • Technology $72mm • 1Q19 $0.35 per share paid • Dentology (Mobile Ancillary • 4.8mm shares • Physical $27mm • 2Q19 $0.35 per share paid Services) repurchased • Corporate $29mm • 3Q19 $0.19 per share • CarsOnTheWeb (Europe • Authorized $300mm share declared Online Only Auction) repurchase through October 2021 5

September 30, 2019 Leverage (US$ in millions) Balance Maturity Term Loan B-6 (Adjusted LIBOR + 2.25%) $950 2026 Revolving Credit Facility (Adjusted LIBOR + 1.75%) & Lines of Credit 18 2024 Senior Notes (Fixed 5.125%) 950 2025 Capital Leases 27 Total 1,945 Less: Available Cash (428) Net Debt $1,517 Net Debt / Adjusted EBITDA (Target 3x) 3.0 Corporate Credit Ratings: S&P BB-, Moodys B1 6

Third Quarter Results 7

KAR Q3 2019 Highlights ($ in millions, except per share amounts) Q3 Q3 KAR Highlights* 2019 2018 Total operating revenues $701.9 $612.4 $54.8M acquisitions Gross profit** $291.0 $281.7 % of revenue 41.5% 46.0% SG&A $158.9 $154.7 TradeRev +$5.9M, $5.8M acquired SG&A EBITDA $131.2 $128.7 Adjusted EBITDA $129.2 $126.4 Net income from continuing operations $34.4 $30.9 Interest expense decreased $11.1M Net income from continuing operations per $0.26 $0.23 share – diluted Operating adjusted net income from continuing $0.35 $0.32 operations per share – diluted Weighted average diluted shares 132.4 135.6 Dividends declared per common share $0.19 $0.35 Effective tax rate 27.7% 22.0% * For a more complete explanation of these changes, see the MD&A in the company's supplemental financial information and Form 10-Q, both for the three months ended September 30, 2019. ** Exclusive of depreciation and amortization 8

ADESA Q3 2019 Highlights ($ in millions, except RPU) ADESA Q3 2019 Q3 2018 Highlights* $54.8M acquisitions; includes an increase of $47.0M from Revenue $613.6 $527.0 purchased vehicles Gross profit** $227.4 $219.2 Increased purchased vehicles from COTW and ADESA % of revenue 37.1% 41.6% Assurance reduced margins ~3% SG&A $121.7 $111.8 TradeRev +$5.9M, $5.8M of acquired SG&A EBITDA $103.1 $105.6 Adjusted EBITDA $112.2 $114.1 % of revenue 18.3% 21.7% Vehicles sold 957,000 876,000 11% increase in institutional volume Physical vehicles sold in North America 526,000 522,000 15% growth (Includes TradeRev volume of 47,000 in Q3 2019 Online only volume in North America 396,000 343,000 and 35,000 in Q3 2018) Vehicles sold in Europe 35,000 11,000 Dealer consignment mix % (physical only) 43% 44% Continued off-lease increase displaced dealer consignment Total online volume % 59% 54% Includes physical auction sales to online buyers Physical RPU $893 $850 Excludes purchased vehicles Online only RPU $151 $126 Excludes purchased vehicles * For a more complete explanation of these changes, see the MD&A in the company's supplemental financial information and Form 10-Q, both for the three months ended September 30, 2019. 9 ** Exclusive of depreciation and amortization

AFC Q3 2019 Highlights ($ in millions, except for revenue per loan transaction) Q3 Q3 Highlights* AFC 2019 2018 Interest and fee income $85.5 $80.7 Other revenue $2.7 $3.4 Provision for credit losses ($8.9) ($7.3) Warranty contract revenue $9.0 $8.6 PWI revenue Total AFC revenue $88.3 $85.4 +2% revenue per LTU, +2% loan transactions Gross profit** $63.6 $62.5 % of revenue 72.0% 73.2% Decrease in compensation expense, incentive-based SG&A $5.9 $8.1 compensation and travel expenses EBITDA $57.7 $54.4 Adjusted EBITDA $44.7 $42.6 Loan transactions 442,000 433,000 Revenue per loan transaction*** $180 $177 Provision for credit losses % of finance receivables 1.7% 1.5% Managed receivables $2,110.4 $1,979.7 Increasing vehicle values $1,428.4 $1,366.3 Obligations collateralized by finance receivables * For a more complete explanation of these changes, see the MD&A in the company’s supplemental financial information and Form 10-Q, both for the three months ended September 30, 2019. ** Exclusive of depreciation and amortization 10 *** Excludes “Warranty contract revenue"

Y e a r - to- Date Results 11

KAR Nine Months Ended September 30, 2019 Highlights ($ in millions, except per share amounts) YTD YTD KAR Highlights* 2019 2018 Total operating revenues $2,110.6 $1,849.0 $137.9M acquisitions Gross profit** $888.4 $859.8 % of revenue 42.1% 46.5% SG&A $497.3 $460.1 TradeRev +$19.8M, $16.5M acquired SG&A EBITDA $392.2 $400.9 Adjusted EBITDA $388.0 $394.7 Net income from continuing operations $77.1 $102.5 Interest expense increased $11.3M Net income from continuing operations per $0.58 $0.76 share – diluted Operating adjusted net income from continuing $0.85 $1.05 operations per share – diluted Weighted average diluted shares 133.8 135.7 Dividends declared per common share $0.89 $1.05 Effective tax rate 26.9% 24.1% Capital expenditures $127.6 $82.7 * For a more complete explanation of these changes, see the MD&A in the company's supplemental financial information and Form 10-Q, both for the nine months ended September 30, 2019. ** Exclusive of depreciation and amortization 12

ADESA Nine Months Ended September 30, 2019 Highlights

($ in millions, except RPU)

ADESA	YTD 2019	YTD 2018	Highlights*
Revenue	$1,845.7	$1,593.4	$137.9M acquisitions; includes an increase of $129.9M from purchased vehicles
Gross profit**	$695.9	$672.4	
% of revenue	37.7%	42.2%	Increased purchased vehicles from COTW and ADESA Assurance reduced margins ~3%
SG&A	$370.2	$328.9	TradeRev +$19.8M, $16.5M of acquired SG&A
EBITDA	$318.8	$334.1	
Adjusted EBITDA	$345.6	$361.0	
% of revenue	18.7%	22.7%	
Vehicles sold	2,897,000	2,661,000	12% increase in institutional volume
Physical vehicles sold in North America	1,635,000	1,629,000	
Online only volume in North America	1,179,000	998,000	18% growth (Includes TradeRev volume of 119,000 in YTD 2019 and 86,000 in YTD 2018)
Vehicles sold in Europe	83,000	34,000	
Dealer consignment mix % (physical only)	40%	43%	Continued off-lease increase displaced dealer consignment
Total online volume %	58%	54%	Includes physical auction sales to online buyers
Physical RPU	$883	$836	Excludes purchased vehicles
Online only RPU	$149	$120	Excludes purchased vehicles

* For a more complete explanation of these changes, see the MD&A in the company's supplemental financial information and Form 10-Q, both for the nine months ended September 30, 2019.
** Exclusive of depreciation and amortization

13

AFC Nine Months Ended September 30, 2019 Highlights ($ in millions, except for revenue per loan transaction) YTD YTD Highlights* AFC 2019 2018 Interest and fee income $256.1 $243.1 Other revenue $8.1 $9.6 Provision for credit losses ($25.5) ($22.1) Warranty contract revenue $26.2 $25.0 PWI revenue Total AFC revenue $264.9 $255.6 +3% revenue per LTU Gross profit** $192.5 $187.4 % of revenue 72.7% 73.3% Decreases in compensation expense, incentive-based SG&A $19.5 $23.6 compensation and travel expenses EBITDA $172.9 $163.7 Adjusted EBITDA $132.3 $128.9 3% increase Loan transactions 1,340,000 1,332,000 Revenue per loan transaction*** $178 $173 Provision for credit losses % of finance receivables 1.7% 1.5% Managed receivables $2,110.4 $1,979.7 Increasing vehicle values $1,428.4 $1,366.3 Obligations collateralized by finance receivables * For a more complete explanation of these changes, see the MD&A in the company’s supplemental financial information and Form 10-Q, both for the nine months ended September 30, 2019. ** Exclusive of depreciation and amortization 14 *** Excludes “Warranty contract revenue"

HISTORICAL DATA 15

ADESA Metrics - Annual 2018 2017 2016 2015 2014 Revenue2 $2,101.9 $1,937.5 $1,765.3 $1,427.8 $1,271.0 Total Volume 3,472 3,180 2,885 2,465 2,198 Online Only Volume 1,304 938 743 592 495 Total Online Volume %3 54% 46% 42% 40% 38% Physical Conversion % (N.A.) 61.6% 60.4% 58.0% 58.3% 58.2% Dealer Consignment Mix % (Physical) 42% 45% 48% 50% 51% Physical RPU1 $844 $775 $753 $701 $685 Online Only RPU1 $121 $113 $110 $102 $104 Gross Margin2 41.4% 42.0% 41.3% 41.4% 41.3% 1 Excluding purchased vehicles 2 Includes purchased vehicles 3 Includes ADESA Simulcast and DealerBlock volume 16

ADESA Metrics - Quarter 3Q19 2Q19 1Q19 4Q18 3Q18 2Q18 1Q18 4Q17 3Q17 Revenue2 $613.6 $632.4 $599.7 $508.5 $527.0 $538.3 $528.1 $473.2 $477.1 Total Volume 957 994 945 811 876 907 878 744 788 Online Only Volume 396 416 367 306 343 346 309 237 241 Total Online Volume %3 59% 59% 57% 54% 54% 54% 52% 49% 46% Physical Conversion % 62.8% 66.1% 63.8% 58.5% 62.9% 62.4% 62.6% 57.3% 61.3% (N.A.) Dealer Consignment Mix % 43% 41% 38% 40% 44% 43% 41% 44% 47% (Physical) Physical RPU1 $893 $882 $875 $868 $850 $839 $820 $822 $781 Online Only RPU1 $151 $150 $144 $122 $126 $118 $117 $122 $112 Gross Margin2 37.1% 37.9% 38.2% 39.1% 41.6% 42.9% 42.1% 40.5% 42.9% 1 Excluding purchased vehicles 2 Includes purchased vehicles 3 Includes ADESA Simulcast and DealerBlock volume 17

AFC Metrics - Annual 2018 2017 2016 2015 2014 Revenue $340.9 $301.3 $286.8 $268.4 $250.1 Loan Transaction Units (LTU) 1,760 1,688 1,718 1,607 1,445 Revenue per Loan Transaction, Excluding “Warranty Contract $175 $159 $148 $150 $155 Revenue” Ending Managed Finance Receivables $2,014.8 $1,912.6 $1,792.2 $1,641.0 $1,371.1 Ending Obligations Collateralized by $1,445.3 $1,358.1 $1,280.3 $1,189.0 $859.3 Finance Receivables % Vehicles Purchased at Auction 83% 85% 83% 84% 84% Active Dealers 12,300 12,400 12,200 11,300 10,100 Vehicles per active dealer 15 15 15 16 16 Average Credit Line $270,000 $250,000 $260,000 $230,000 $219,000 Avg Value Outstanding per Vehicle $10,200 $9,900 $9,500 $9,100 $8,630 18

AFC Metrics - Quarter 3Q19 2Q19 1Q19 4Q18 3Q18 2Q18 1Q18 4Q17 3Q17 Revenue $88.3 $86.7 $89.9 $85.3 $85.4 $85.1 $85.1 $81.8 $78.2 Loan Transaction Units 442 437 461 428 433 435 464 414 402 (LTU) Revenue per Loan Transaction, Excluding $180 $178 $177 $180 $177 $177 $166 $178 $174 “Warranty Contract Revenue” Ending Managed Finance $2,110.4 $2,070.1 $1,989.1 $2,014.8 $1,979.7 $1,958.6 $1,933.2 $1,912.6 $1,809.2 Receivables Ending Obligations Collateralized by Finance $1,428.4 $1,422.3 $1,360.6 $1,445.3 $1,366.3 $1,358.0 $1,354.2 $1,358.1 $1,259.3 Receivables 19

AFC Provision for Credit Losses - Annual 2018 2017 2016 2015 2014 2013 2012 2011 2010 2009 2008 2007 Ending Managed $2,014.8 $1,912.6 $1,792.2 $1,641.0 $1,371.1 $1,107.6 $1,004.2 $883.2 $771.6 $613.0 $506.6 $847.9 Receivables Average Managed $1,959.8 $1,802.2 $1,732.5 $1,474.9 $1,208.4 $1,051.4 $925.8 $798.8 $688.6 $516.4 $744.4 $835.3 Receivables Provision for Credit $32.9 $33.9 $30.7 $16.0 $12.3 $9.6 $7.2 $6.1 $11.2 $17.1 $44.7 $25.0 Losses % of Managed 1.7% 1.9% 1.8% 1.1% 1.0% 0.9% 0.8% 0.8% 1.6% 3.3% 6.0% 3.0% Receivables 20

AFC Provision for Credit Losses - Quarterly 3Q19 2Q19 1Q19 4Q18 3Q18 2Q18 1Q18 4Q17 3Q17 Ending Managed $2,110.4 $2,070.1 $1,989.1 $2,014.8 $1,979.7 $1,958.6 $1,933.2 $1,912.6 $1,809.2 Receivables Average Managed $2,090.3 $2,029.6 $2,002.0 $1,997.3 $1,969.2 $1,945.9 $1,922.9 $1,860.9 $1,772.9 Receivables Provision for $8.9 $8.4 $8.2 $10.8 $7.3 $7.1 $7.7 $6.4 $5.0 Credit Losses % of Managed 1.7% 1.7% 1.6% 2.2% 1.5% 1.5% 1.6% 1.4% 1.1% Receivables 21

APPENDIX 22

Non-GAAP Financial Measures EBITDA is defined as net income (loss), plus interest expense net of interest income, income tax provision (benefit), depreciation and amortization. Adjusted EBITDA is EBITDA adjusted for the items of income and expense and expected incremental revenue and cost savings as described in the company's senior secured credit agreement covenant calculations. Management believes that the inclusion of supplementary adjustments to EBITDA applied in presenting Adjusted EBITDA is appropriate to provide additional information to investors about one of the principal measures of performance used by the company’s creditors. In addition, management uses EBITDA and Adjusted EBITDA to evaluate the company’s performance. Depreciation expense for property and equipment and amortization expense of capitalized internally developed software costs relate to ongoing capital expenditures; however, amortization expense associated with acquired intangible assets, such as customer relationships, software, tradenames and non-compete agreements are not representative of ongoing capital expenditures, but have a continuing effect on our reported results. Non-GAAP financial measures of operating adjusted net income from continuing operations and operating adjusted net income from continuing operations per share, in the opinion of the company, provide comparability to other companies that may not have incurred these types of non-cash expenses or that report a similar measure. In addition, net income and net income per share have been adjusted for certain other charges, as seen in the following reconciliation. EBITDA, Adjusted EBITDA, operating adjusted net income from continuing operations and operating adjusted net income from continuing operations per share have limitations as analytical tools, and should not be considered in isolation, or as a substitute for analysis of the results as reported under GAAP. These measures may not be comparable to similarly titled measures reported by other companies. 23

Q3 2019 Adjusted EBITDA Reconciliation ($ in millions) Three Months ended September 30, 2019 ADESA AFC Corporate Consolidated Net income (loss) from continuing $46.4 $30.7 ($42.7) $34.4 operations Add back: Income taxes 16.3 10.1 (13.2) 13.2 Interest expense, net of interest income 0.8 15.6 20.8 37.2 Depreciation and amortization 37.2 2.6 6.6 46.4 Intercompany interest 2.4 (1.3) (1.1) - EBITDA $103.1 $57.7 ($29.6) $131.2 Intercompany charges 3.6 - (3.6) - Non-cash stock-based compensation 1.6 0.3 2.6 4.5 Loss on extinguishment of debt - - 2.2 2.2 Acquisition related costs 2.0 - 0.7 2.7 Securitization interest - (13.3) - (13.3) Severance 0.6 0.1 0.2 0.9 Foreign currency gains/losses - - (0.4) (0.4) Other 1.3 (0.1) 0.2 1.4 Total Addbacks 9.1 (13.0) 1.9 (2.0) Adjusted EBITDA $112.2 $44.7 ($27.7) $129.2 Revenue $613.6 $88.3 – $701.9 Adjusted EBITDA % margin 18.3% 50.6% 18.4% 24

Q3 2018 Adjusted EBITDA Reconciliation ($ in millions) Three Months ended September 30, 2018 ADESA AFC Corporate Consolidated Net income (loss) from continuing $51.0 $29.1 ($49.2) $30.9 operations Add back: Income taxes 19.0 9.0 (19.3) 8.7 Interest expense, net of interest income 0.1 14.9 32.7 47.7 Depreciation and amortization 31.9 2.3 7.2 41.4 Intercompany interest 3.6 (0.9) (2.7) - EBITDA $105.6 $54.4 ($31.3) $128.7 Intercompany charges 3.3 - (3.3) - Non-cash stock-based compensation 2.5 0.6 2.7 5.8 Acquisition related costs 1.3 - 0.2 1.5 Securitization interest - (12.9) - (12.9) Severance 0.9 0.5 - 1.4 IAA allocated costs - - 1.4 1.4 Other 0.5 - - 0.5 Total Addbacks 8.5 (11.8) 1.0 (2.3) Adjusted EBITDA $114.1 $42.6 ($30.3) $126.4 Revenue $527.0 $85.4 – $612.4 Adjusted EBITDA % margin 21.7% 49.9% 20.6% 25

YTD 2019 Adjusted EBITDA Reconciliation ($ in millions) Nine Months ended September 30, 2019 ADESA AFC Corporate Consolidated Net income (loss) from continuing $139.3 $88.6 ($150.8) $77.1 operations Add back: Income taxes 54.0 32.2 (57.8) 28.4 Interest expense, net of interest income 1.8 48.6 97.7 148.1 Depreciation and amortization 110.2 7.6 20.8 138.6 Intercompany interest 13.5 (4.1) (9.4) - EBITDA $318.8 $172.9 ($99.5) $392.2 Intercompany charges 10.4 - (10.4) - Non-cash stock-based compensation 5.6 1.2 8.3 15.1 Loss on extinguishment of debt - - 2.2 2.2 Acquisition related costs 4.8 - 5.5 10.3 Securitization interest - (41.9) - (41.9) Severance 4.2 0.1 1.4 5.7 Foreign currency gains/losses (1.1) - 0.1 (1.0) IAA allocated costs - - 2.3 2.3 Other 2.9 - 0.2 3.1 Total Addbacks 26.8 (40.6) 9.6 (4.2) Adjusted EBITDA $345.6 $132.3 ($89.9) $388.0 Revenue $1,845.7 $264.9 – $2,110.6 Adjusted EBITDA % margin 18.7% 49.9% 18.4% 26

YTD 2018 Adjusted EBITDA Reconciliation ($ in millions) Nine Months ended September 30, 2018 ADESA AFC Corporate Consolidated Net income (loss) from continuing $165.2 $82.5 ($145.2) $102.5 operations Add back: Income taxes 58.0 26.7 (52.2) 32.5 Interest expense, net of interest income 0.9 43.0 92.2 136.1 Depreciation and amortization 94.4 13.6 21.8 129.8 Intercompany interest 15.6 (2.1) (13.5) - EBITDA $334.1 $163.7 ($96.9) $400.9 Intercompany charges 11.0 - (11.0) - Non-cash stock-based compensation 6.9 1.7 7.3 15.9 Acquisition related costs 3.7 - 1.5 5.2 Securitization interest - (37.0) - (37.0) Severance 3.3 0.5 - 3.8 IAA allocation costs - - 3.9 3.9 Other 2.0 - - 2.0 Total Addbacks 26.9 (34.8) 1.7 (6.2) Adjusted EBITDA $361.0 $128.9 ($95.2) $394.7 Revenue $1,593.4 $255.6 – $1,849.0 Adjusted EBITDA % margin 22.7% 50.4% 21.3% 27

Operating Adjusted Net Income from Continuing Operations per Share Reconciliation ($ in millions, except per share amounts), (unaudited) Three Months ended Nine Months ended September 30, September 30, 2019 2018 2019 2018 Net income $35.3 $77.5 $168.7 $260.7 Less: Income from discontinued operations (0.9) (46.6) (91.6) (158.2) Net income from continuing operations $34.4 $30.9 $77.1 $102.5 Acquired amortization expense 14.5 13.9 43.9 49.6 IAA allocated costs - 1.4 2.3 3.9 Acceleration of debt issuance costs - - 1.8 - Loss on extinguishment of debt 2.2 - 2.2 - Income taxes (1) (4.6) (3.4) (13.5) (12.9) Operating adjusted net income from continuing $46.5 $42.8 $113.8 $143.1 operations Net income from continuing operations per share − diluted $0.26 $0.23 $0.58 $0.76 Acquired amortization expense 0.11 0.10 0.33 0.36 IAA allocated costs - 0.01 0.02 0.03 Acceleration of debt issuance costs - - 0.01 - Loss on extinguishment of debt 0.02 - 0.02 - Income taxes (0.04) (0.02) (0.11) (0.10) Operating adjusted net income from continuing $0.35 $0.32 $0.85 $1.05 operations per share − diluted Weighted average diluted shares 132.4 135.6 133.8 135.7 (1) The effective tax rate at the end of each period presented was used to determine the amount of income tax on the adjustments to net income. 28